Exhibit 99.2

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets, available liquidity, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 KNX Overview 1 LTL YTD Revenue includes proforma results of ACT prior to the July 5th acquisition, and MME prior to the December 6th acquisition 2 Excludes intersegment transactions 3 Includes 7,791 trailers related to leasing activities recorded within our non-reportable operating segments for the fourth quarter of 2021 Truckload Q4 2021 FY 2021 Revenue xFSR 2 $ 992.7 M $ 3,681.3 M Adjusted Op Income $ 251.3 M $ 785.8 M Adjusted OR 74.7% 78.7% ~ 13,200 irregular and 4,800 dedicated tractors ~ 70,000 trailers 3 Intermodal Q4 2021 FY 2021 Revenue 2 $ 123.6 M $ 458.6 M Adjusted Op Income $ 23.2 M $ 42.1 M Adjusted OR 81.2% 90.8% ~ 600 tractors, 11,000 containers Logistics Q4 2021 FY 2021 Revenue 2 $ 299.4 M $ 798.7 M Adjusted Op Income $ 45.2 M $ 94.7 M Adjusted OR 84.9% 88.1 % Less-than-Truckload 1 Q4 2021 FY 2021 Revenue xFSR $ 177.9 M $ 828.3 M Adjusted Op Income $ 17.3 M Adjusted OR 90.3% - Approximately 100 Service Centers - Terminal door count over 4,200 YTD Revenue Diversification Truckload 61% LTL 1 14% Logistics 13% Other 4% Intermodal 8%

Stock Repurchase Return on Net Tangible Assets (1) Defined as YTD Free Cash Flow / YTD Adjusted Net Income (2) See GAAP to non-GAAP reconciliation in the schedules following this presentation. Strong Free Cash Flow Increasing Dividends Meaningful Organic Growth Multiple Acquisitions Growing Shareholder Value FY '21 FCF of $908M (2) Cash conversion ratio of 1.2 (1) $57M FY '21 $503M since the merger $64M paid out FY '21 in dividends $218M since the merger Increased quarterly dividend 25% in 2021 21.1% FY '21 (2) Full year organic revenue growth of $712M from prior year $1.5B FY '21 Eleos February 2021 UTXL June 2021 AAA Cooper July 2021 MME December 2021 Shareholder Value

5 Trucking Intermodal Logistics LTL Non-Reportable 2017 2018 2019 2020 2021 $0M $250M $500M $750M $1,000M $1,250M Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Post Merger Trends Substantial improvement in earnings as a result of significant margin improvements at Swift, growth in our Logistics business, development in new businesses, and investment in an LTL network Full Year Adjusted Operating Income 1 2 Rolling 4 Quarter Adjusted EPS 1 1. See GAAP to non-GAAP reconciliation in the schedules following this presentation. 2. 2017 Pro forma historical information includes the results of Swift prior to the 2017 merger. This information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X

6 Adjustments • $15.8M in Q4 2021, $11.5M in Q4 2020, $55.3M YTD 2021, and $45.9M YTD 2020 of amortization expense from mergers and acquisitions • $0.4MM in Q4 2021, $(2.5M) YTD 2021, and $6.2M YTD 2020 of legal accrual expense (benefit) • $1.5M in Q4 2021, and $4.4M YTD 2021 of transaction fees • $1.0M YTD 2021 of deferred debt issuance costs • $12.3M YTD 2020 of COVID-19 increment costs 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Knight-Swift Consolidated Q4 2021 Q4 2020 Change YTD 2021 YTD 2020 Change (Dollars in thousands, except per share data) (Dollars in thousands, except per share data) Total revenue $ 1,816,859 $ 1,277,961 42.2% $ 5,998,019 $ 4,673,863 28.3 % Revenue xFSC $ 1,675,341 $ 1,207,202 38.8% $ 5,531,890 $ 4,369,207 26.6 % Operating income $ 342,236 $ 194,691 75.8% $ 965,697 $ 564,438 71.1 % Adj. Operating Income 1 $ 360,264 $ 216,975 66.0% $ 1,023,259 $ 640,817 59.7 % Net income attributable to Knight-Swift $ 254,616 $ 142,329 78.9% $ 743,388 $ 410,002 81.3 % Adj. Net income Attributable to Knight Swift 1 $ 268,670 $ 158,826 69.2% $ 788,181 $ 466,147 69.1 % Earnings per diluted share $ 1.52 $ 0.84 81.0% $ 4.45 $ 2.40 85.4 % Adj. EPS 1 $ 1.61 $ 0.94 71.3% $ 4.72 $ 2.73 72.9% 2021 Comparative Results

7 • 28.9% year-over-year improvement in Adjusted Operating Income • 74.7% Adjusted Operating Ratio in Q4 2021 compared to 79.3% the previous year • Shorter length of haul opportunities partially contributing to a 25.4% increase in revenue per loaded mile and a 12.3% decrease in miles per tractor • Continued investment in trailers which is now approaching 70k • 17,955 average tractors compared to 17,867 in Q3 2021 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q4 2021 Q4 2020 Change Average revenue per tractor $55,288 $50,934 8.5 % Average tractors 17,955 18,473 (2.8%) Average trailers 69,096 57,644 19.9 % Miles per tractor 19,540 22,268 (12.3%) Truckload Financial Metrics Q4 2021 Q4 2020 Change (Dollars in thousands) Revenue xFSC $992,692 $940,912 5.5 % Operating income $250,953 $194,609 29.0 % Adjusted Operating Income 1 $251,318 $195,009 28.9 % Operating ratio 77.3% 80.8% (350 bps) Adjusted Operating Ratio 1 74.7% 79.3% (460 bps) Operating Performance – Truckload

8 • 310.5% increase in Adjusted Operating income to $45M with minimal capital investment • 84.0% increase in load counts • Power-only revenue more than tripled driving a 139.5% increase in total Logistics revenue with continued opportunity to leverage our nearly 70k trailer fleet • 84.9% Adjusted Operating Ratio during the quarter, a 630 basis point improvement from the prior year • 20.7% Gross margin for Q4 representing a 430 basis point improvement from the prior year 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Operating Statistics Q4 2021 Q4 2020 Change Revenue per load $2,805 $2,155 30.2 % Gross margin 20.7% 16.4% 430 bps Logistics Financial Metrics Q4 2021 Q4 2020 Change (Dollars in thousands) Revenue ex intersegment $299,426 $125,039 139.5 % Operating income $44,859 $11,010 307.4 % Adjusted Operating Income 1 $45,193 $11,010 310.5 % Operating ratio 85.3% 91.4% (610 bps) Adjusted Operating Ratio 1 84.9% 91.2% (630 bps) Operating Performance – Logistics

9 • $17.3M of Adjusted Operating Income • 90.3% Adjusted Operating Ratio in Q4 2021 • 8.6% increase in LTL Revenue xFSC per shipment compared to proforma Q4 2020 • 8.4% increase in revenue xFSR per hundredweight compared to proforma Q4 2020 • Discovering and exploring multiple synergy opportunities LTL Operating Statistics Q4 2021 LTL shipments per day 16,445 LTL weight per shipment 1,110 LTL revenue xFSR per hundredweight $13.05 LTL revenue xFSR per shipment $144.92 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q4 2021 (Dollars in thousands) Revenue xFSC $177,885 Operating income $13,700 Adjusted Operating Income 1 $17,326 Operating ratio 93.3% Adjusted Operating Ratio 1 90.3% Operating Performance – LTL

10 • 7.5% increase in Revenue • $17.2M year-over-year improvement in Operating Income • 81.2% Operating Ratio during Q4 2021 compared with 94.8% the prior year • Rail congestion and allocations contributing to 39.2% year-over-year increase in average revenue per load and a 22.8% decrease in load counts from Q4 2020 Intermodal Operating Statistics Q4 2021 Q4 2020 Change Average revenue per load $3,444 $2,475 39.2 % Load count 35,877 46,457 (22.8%) Average tractors 572 587 (2.6%) Average containers 10,857 10,848 0.1 % Intermodal Financial Metrics Q4 2021 Q4 2020 Change (Dollars in thousands) Revenue ex intersegment $123,564 $114,969 7.5 % Operating income $23,247 $6,019 286.2 % Operating ratio 81.2% 94.8% (1,360 bps) Operating Performance – Intermodal

11 • $58.8M increase in Revenue driven by additional equipment leasing, warehousing activities, and expanded services provided to 3rd party carriers • $26.4M year-over-year improvement in Operating Income • For the full year 2021, Revenue increased $112M while Operating Income increased $47M compared to the full year 2020 • Expect continued year-over-year growth in revenue and operating income in 2022 Non-Reportable Financial Metrics Q4 2021 Q4 2020 Change (Dollars in thousands) Revenue $99,557 $40,741 144.4 % Operating income (loss) $9,477 $(16,947) 155.9 % Operating Performance – Non-Reportable

12 • We expect strong demand and constrained capacity throughout 2022 for both truckload and LTL markets • Industry capacity expansion continues to be limited by manufacturing constraints • Sourcing and retaining drivers will remain challenging and lead to additional driver wage inflation • Inflationary pressure on equipment, maintenance, labor and other cost items • The above factors should continue to support a favorable rate environment, resulting in double digit truckload contract rate increases • Strong demand for power-only opportunities • Strong used equipment market Market Outlook FY 2022

13 Expected Adjusted EPS for the full year 2022 of $5.10 - $5.30 Full Year Guidance Assumptions • Double digit truckload contract rate increases while spot trends continue through the first half of the year • Stable truck count with a modest sequential improvement in miles per truck • Strong Intermodal margins in the first half but normalizing in the high 80's to low 90's by the end of the year. Load volume down in the first half of the year and growing in the back half • Logistics revenue growth over 20% with an Operating Ratio in the high 80's to low 90's • Year-over-year increases in LTL revenue with improved margins • Continued growth in revenue and operating income in non-reportable • Inflationary pressure in most cost areas including driver related expenses, maintenance, equipment, and non-driving labor • Net Cash Capex for the full year 2022 expected range of $550M - $600M • Approximate tax rate of 25.0% for the full year 2022 2022 Guidance

Appendix

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio 1 2 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 1,816,859 $ 1,277,961 $ 5,998,019 $ 4,673,863 Total operating expenses (1,474,623) (1,083,270) (5,032,322) (4,109,425) Operating income $ 342,236 $ 194,691 $ 965,697 $ 564,438 Operating ratio 81.2% 84.8% 83.9% 87.9 % Non-GAAP Presentation Total revenue $ 1,816,859 $ 1,277,961 $ 5,998,019 $ 4,673,863 Truckload fuel surcharge (141,518) (70,759) (466,129) (304,656) Revenue, excluding truckload fuel surcharge 1,675,341 1,207,202 5,531,890 4,369,207 Total operating expenses 1,474,623 1,083,270 5,032,322 4,109,425 Adjusted for: Truckload fuel surcharge (141,518) (70,759) (466,129) (304,656) Amortization of intangibles 3 (15,847) (11,474) (55,299) (45,895) Change in fair value of deferred earnout 4 — (6,730) — (6,730) Impairments 5 (299) (4,080) (299) (5,335) Legal accruals 6 (403) — 2,481 (6,160) COVID-19 incremental costs 7 — — — (12,259) Transaction fees 8 (1,479) — (4,445) — Adjusted Operating Expenses 1,315,077 990,227 4,508,631 3,728,390 Adjusted Operating Income $ 360,264 $ 216,975 $ 1,023,259 $ 640,817 Adjusted Operating Ratio 78.5% 82.0% 81.5% 85.3%

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of MME and its subsidiaries prior to its acquisition by Knight-Swift on December 6, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition, and other acquisitions. 4 "Change in fair value of deferred earnout" reflects the expense for the change in fair value of a deferred earnout related to the acquisition of a warehousing company, which is recorded in "Miscellaneous operating expenses." 5 "Impairments" reflects the following non-cash impairments: • Fourth quarter 2021 impairments related to certain revenue equipment held for sale (within the the non-reportable segments and the Truckload segment); • Fourth quarter 2020 impairments related to investments in certain alternative fuel technology (within the non-reportable segments) and certain revenue equipment held for sale (within the Truckload segment); • Full-year 2020 also includes impairments of certain tractors (within the Truckload segment), certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market,and trailer tracking equipment (within the Truckload segment). 6 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Third quarter 2021 reversal related to an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred. Additional 2021 legal costs relate to certain class action lawsuits arising from employee and contract related matters. • 2020 legal costs related to certain class action lawsuits arising from employee and contract related matters. 7 "COVID-19 incremental costs" reflects costs incurred during 2020 that were directly attributable to the pandemic and were incremental to those incurred prior to the outbreak. These include payroll premiums paid to our drivers and shop mechanics, additional disinfectants and cleaning supplies, and various other pandemic-specific items. The costs are clearly separable from our normal business operations and are not expected to recur once the pandemic subsides. 8 "Transaction fees" consisted of legal and professional fees associated with the acquisitions of UTXL, ACT, and MME. The transaction fees are included within "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, 2021 2020 2021 2020 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 254,616 $ 142,329 $ 743,388 $ 410,002 Adjusted for: Income tax expense attributable to Knight-Swift 72,716 50,472 230,887 149,676 Income before income taxes attributable to Knight-Swift 327,332 192,801 974,275 559,678 Amortization of intangibles 3 15,847 11,474 55,299 45,895 Change in fair value of deferred earnout 4 — 6,730 — 6,730 Impairments 5 299 4,080 299 5,335 Legal accruals 6 403 — (2,481) 6,160 COVID-19 incremental costs 7 — — — 12,259 Transaction fees 8 1,479 — 4,445 — Write-off of deferred debt issuance costs 9 — — 1,024 — Adjusted income before income taxes 345,360 215,085 1,032,861 636,057 Provision for income tax expense at effective rate (76,690) (56,259) (244,680) (169,910) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 268,670 $ 158,826 $ 788,181 $ 466,147 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 "Write-off of deferred debt issuance costs" is included within "Other income, net" in the condensed consolidated statement of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, 2021 2020 2021 2020 GAAP: Earnings per diluted share $ 1.52 $ 0.84 $ 4.45 $ 2.40 Adjusted for: Income tax expense attributable to Knight-Swift 0.43 0.30 1.38 0.88 Income before income taxes attributable to Knight-Swift 1.96 1.14 5.83 3.28 Amortization of intangibles 3 0.09 0.07 0.33 0.27 Change in fair value of deferred earnout 4 — 0.04 — 0.04 Impairments 5 — 0.02 — 0.03 Legal accruals 6 — — (0.01) 0.04 COVID-19 incremental costs 7 — — — 0.07 Transaction fees 8 0.01 — 0.03 — Write-off of deferred debt issuance costs 9 — — 0.01 — Adjusted income before income taxes 2.06 1.27 6.18 3.73 Provision for income tax expense at effective rate (0.46) (0.33) (1.46) (1.00) Non-GAAP: Adjusted EPS $ 1.61 $ 0.94 $ 4.72 $ 2.73 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 "Write-off of deferred debt issuance costs" is included within "Other income, net" in the condensed consolidated statement of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation

Segment Adjusted Operating Income and Adjusted Operating Ratio [1] (Unaudited)

	Quarter-to-Date December 31,		Year-to-Date December 31,	
Truckload Segment	2021	2020	2021	2020
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 1,107,868	$ 1,011,719	$ 4,098,005	$ 3,786,030
Total operating expenses	(856,915)	(817,110)	(3,313,569)	(3,207,518)
Operating income	$ 250,953	$ 194,609	$ 784,436	$ 578,512
Operating ratio	77.3 %	80.8 %	80.9 %	84.7 %
Non-GAAP Presentation				
Total revenue	$ 1,107,868	$ 1,011,719	$ 4,098,005	$ 3,786,030
Fuel surcharge	(115,001)	(70,759)	(415,606)	(304,656)
Intersegment transactions	(175)	(48)	(1,128)	(753)
Revenue, excluding fuel surcharge and intersegment transactions	992,692	940,912	3,681,271	3,480,621
Total operating expenses	856,915	817,110	3,313,569	3,207,518
Adjusted for:				
Fuel surcharge	(115,001)	(70,759)	(415,606)	(304,656)
Intersegment transactions	(175)	(48)	(1,128)	(753)
Amortization of intangibles [2]	(324)	(324)	(1,295)	(1,296)
Impairments [3]	(41)	(76)	(41)	(1,131)
COVID-19 incremental costs [4]	—	—	—	(12,146)
Adjusted Operating Expenses	741,374	745,903	2,895,499	2,887,536
Adjusted Operating Income	$ 251,318	$ 195,009	$ 785,772	$ 593,085
Adjusted Operating Ratio	74.7 %	79.3 %	78.7 %	83.0 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.
3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7.

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION
KNIGHT • SWIFT • AAA COOPER • BARR-NUNN • ABLIENE • MME

Non-GAAP Reconciliation Quarter-to-Date December 31, Year-to-Date December 31, Logistics Segment 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 305,041 $ 127,521 $ 817,003 $ 375,841 Total operating expenses (260,182) (116,511) (723,083) (355,596) Operating income $ 44,859 $ 11,010 $ 93,920 $ 20,245 Operating ratio 85.3% 91.4% 88.5% 94.6 % Non-GAAP Presentation Total revenue $ 305,041 $ 127,521 $ 817,003 $ 375,841 Intersegment transactions (5,615) (2,482) (18,314) (10,742) Revenue, excluding intersegment transactions 299,426 125,039 798,689 365,099 Total operating expenses 260,182 116,511 723,083 355,596 Adjusted for: Intersegment transactions (5,615) (2,482) (18,314) (10,742) Amortization of intangibles 2 (334) — (765) — Adjusted Operating Expenses 254,233 114,029 704,004 344,854 Adjusted Operating Income $ 45,193 $ 11,010 $ 94,685 $ 20,245 Adjusted Operating Ratio 84.9% 91.2% 88.1% 94.5 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) LTL Segment 2 Quarter-to-Date December 31, 2021 Year-to-Date December 31, 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 204,402 $ 396,308 Total operating expenses (190,702) (365,139) Operating income $ 13,700 $ 31,169 Operating ratio 93.3% 92.1 % Non-GAAP Presentation Total revenue $ 204,402 $ 396,308 Fuel surcharge (26,517) (50,523) Revenue, excluding fuel surcharge 177,885 345,785 Total operating expenses 190,702 365,139 Adjusted for: Fuel surcharge (26,517) (50,523) Amortization of intangibles 3 (3,626) (7,124) Adjusted Operating Expenses 160,559 307,492 Adjusted Operating Income $ 17,326 $ 38,293 Adjusted Operating Ratio 90.3% 88.9% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, Intermodal Segment 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 123,622 $ 115,052 $ 458,867 $ 391,462 Total operating expenses (100,375) (109,033) (416,807) (392,405) Operating income (loss) $ 23,247 $ 6,019 $ 42,060 $ (943) Operating ratio 81.2% 94.8% 90.8% 100.2 % Non-GAAP Presentation Total revenue $ 123,622 $ 115,052 $ 458,867 $ 391,462 Intersegment transactions (58) (83) (284) (364) Revenue, excluding intersegment transactions 123,564 114,969 458,583 391,098 Total operating expenses 100,375 109,033 416,807 392,405 Adjusted for: Intersegment transactions (58) (83) (284) (364) COVID-19 incremental costs 2 — — — (113) Adjusted Operating Expenses 100,317 108,950 416,523 391,928 Adjusted Operating Income (Loss) $ 23,247 $ 6,019 $ 42,060 $ (830) Adjusted Operating Ratio 81.2% 94.8% 90.8% 100.2% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7.

Non-GAAP Reconciliation Return on Net Tangible Assets 1 (Unaudited) December 31, 2021 2020 (Dollars in thousands) Total Assets $ 10,655,500 $ 8,468,002 Adjusted for: Intangible assets, net and goodwill (5,346,184) (4,312,209) Tangible Assets $ 5,309,316 $ 4,155,793 Total Liabilities $ 4,112,050 $ 2,595,962 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (1,816,141) (699,733) Accounts receivable securitization (278,483) (213,918) Deferred income tax liabilities (874,877) (815,941) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 1,142,549 $ 866,370 Net Tangible Assets $ 4,166,767 $ 3,289,423 Average Net Tangible Assets $ 3,728,095 Adjusted Net Income $ 788,181 Return on Net Tangible Assets 21.1% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

Non-GAAP Reconciliation Free Cash Flow 1 (Unaudited) Year-to-Date December 31, 2021 GAAP: Cash flows from operations $ 1,190,153 Adjusted for: Proceeds from sale of property and equipment, including assets held for sale 252,080 Purchases of property and equipment (534,096) Non-GAAP: Free cash flow $ 908,137 1 Pursuant to the requirements of Regulation G, this table reconciles cash flows from operations to Free Cash Flow.